UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 6, 2010
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective August 6, 2010, Coeur d’Alene Mines Corporation (the “Company”) entered into an amendment to the Company’s employment agreement with Dennis E. Wheeler, Chairman of the Board, President and Chief Executive Officer of the Company, to extend his employment agreement through December 31, 2011. The employment agreement previously provided for a term of employment through December 31, 2010. The amendment confirms a current base salary of $646,000. A copy of the amendment is filed as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description of Exhibit
10.1	First Amendment to Second Amended and Restated Employment Agreement, effective August 6, 2010, between the Company and Dennis E. Wheeler.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: August 9, 2010	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.1	First Amendment to Second Amended and Restated Employment Agreement, effective August 6, 2010, between the Company and Dennis E. Wheeler.

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